UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     July 20, 2005
                                                     ---------------------------

                            City National Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       1-10521                                             95-2568550
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(Commission File Number)                       (IRS Employer Identification No.)

                City National Center
400 North Roxbury Drive, Beverly Hills, California               90210
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     (Address of Principal Executive Offices)                  (Zip Code)

                                 (310) 888-6000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 2.02 and 7.01. RESULTS OF OPERATIONS AND FINANCIAL CONDITION and
                     REGULATION FD DISCLOSURE

                     On July 20, 2005, City National Corporation issued a press release reporting its financial results for the quarter ending June 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This information is being furnished under both Item 2.02 (Results of Operations and Financial Condition) and Item 7.01 (Regulation FD Disclosure) of Form 8-K.

Item 9.01            FINANCIAL STATEMENTS AND EXHIBITS

                     (c) Press release dated July 20, 2005 reporting the financial results of City National Corporation for the quarter ending June 30, 2005.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    CITY NATIONAL CORPORATION


July 20, 2005                                       /s/ Christopher J. Carey
                                                    ----------------------------
                                                    Christopher J. Carey
                                                    Executive Vice President and
                                                    Chief Financial Officer
                                                    (Authorized Officer and
                                                    Principal Financial Officer)